SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 8, 2004



                             Group 1 Software, Inc.
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             (Exact name of registrant as specified in its charter)



             Delaware                      0-6355               52-0852578
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   (State or other jurisdiction       (Commission File        (IRS Employer
        of incorporation)                 Number)          Identification No.)



            4200 Parliament Place, Suite 600                    20706-1844
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        (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (301) 918-0400
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Item 5.  Other Events and Required FD Disclosure.

            As previously announced, on April 12, 2004 Group 1 Software, Inc. ("Group 1") entered into an Agreement and Plan of Merger with Pitney Bowes Inc. ("Pitney Bowes") and Germanium Acquisition Corp., a wholly-owned subsidiary of Pitney Bowes ("Merger Sub"). Group 1's proxy statement related to the special stockholder meeting to be held on July 20, 2004 (the "Proxy Statement") to vote on the proposed merger was mailed to its stockholders on or about June 21, 2004.

            As previously disclosed in the Proxy Statement, on May 19, 2004, a purported stockholder class action lawsuit was filed in Circuit Court for Prince George's County, Maryland, against Group 1, each of its directors and Pitney Bowes. The lawsuit, Freeport Partners, LLC v. James V. Manning, et al., including Group 1 Software (Case No. CAL0410794), alleges that the Group 1 directors breached, and Pitney Bowes aided the other defendants' breaches of, their fiduciary duties owed to the public stockholders of Group 1 in connection with the proposed merger, and that the Group 1 directors failed to adequately disclose all material terms of the proposed merger. Specifically, the lawsuit alleges that the Group 1 directors breached their fiduciary duty by, among other things, failing to initiate an auction process for the sale of Group 1 and failing to properly value Group 1 as an independent entity, and that the Group 1 directors failed to disclose, among other things, the precise amount each of our directors and officers will receive as a result of the acceleration of their unvested options. The complaint seeks recovery against Group 1 although it makes no specific allegations against it. The complaint seeks certification of a class, a declaration that the Group 1 directors have breached their fiduciary duties and Pitney Bowes has aided and abetted such breaches in entering into the merger agreement, a requirement that Group 1 make corrective disclosures, compensatory, recissory and other appropriate damages, interest, attorneys' and experts' fees and other costs, and to enjoin or rescind the proposed merger. Group 1 believes that the claims in the lawsuit are without merit. A copy of the complaint is attached hereto as Exhibit 99.1.

            On June 18, 2004, Group 1 filed a motion to dismiss virtually all claims and relief sought in the complaint. The time for the other defendants to respond to the complaint has not yet expired and, to date, no motions have been filed by any of the other parties to the lawsuit.

Item 7.  Financial Statements and Exhibits.

(c)   Exhibits.

      99.1 Freeport Partners, LLC v. James V. Manning, et al., including Group 1 Software (Case No. CAL0410794)


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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         Group 1 Software, Inc.

Date  July 8, 2004                       By:    /s/ Edward Weiss
                                               ------------------------------
                                              Name:  Edward Weiss
                                              Title: Secretary


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